UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) June 29, 2010

Affiliated Managers Group, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

001-13459	04-3218510
(Commission File Number)	(IRS Employer Identification No.)

600 Hale Street
Prides Crossing, Massachusetts	01965
(Address of Principal Executive Offices)	(Zip Code)

(617) 747-3300

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.01                                       Completion of Acquisition or Disposition of Assets.

On June 30, 2010, Affiliated Managers Group, Inc. (“AMG”) completed its previously announced acquisition of the interests of Russell Investments (“Russell”) in Pantheon Ventures Inc., Pantheon Holdings Limited and Pantheon Capital (Asia) Limited (collectively, “Pantheon”).  Pantheon is a manager of regional funds-of-funds in Europe, the United States and Asia, as well as global secondary funds-of-funds, global infrastructure fund-of-funds and customized separate account programs.  In exchange for its interests in Pantheon, Russell received approximately $700,000,000 in cash at closing, subject to a working capital adjustment and post-closing true-up mechanism.  The acquisition was completed pursuant to the Purchase and Sale Agreement, dated as of February 10, 2010, as amended, by and among AMG, Frank Russell Company and, for limited purposes, Northwestern Mutual Life Insurance Company (of which Russell is a subsidiary), the terms and conditions of which are described in Item 1.01 of AMG’s Current Report on Form 8-K filed February 17, 2010, which description is incorporated by reference herein.  AMG financed the acquisition through borrowings under its credit facility and, as more fully described below, approximately $100,000,000 of proceeds from the partial settlement of forward sales of its common stock.

ITEM 7.01                                       Regulation FD Disclosure.

On June 30, 2010, AMG issued a press release announcing the completion of the acquisition.  A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

ITEM 8.01                                       Other Events.

AMG partially settled certain forward sales of its common stock made pursuant to the Confirmation Letter Agreement dated March 12, 2009, as amended, and the Confirmation Letter Agreement dated May 1, 2009 entered into by AMG and Bank of America, N.A., as forward purchaser (“BofA”), by issuing and delivering to BofA an aggregate of 1,799,111 shares of its common stock.  In connection with the partial settlements, AMG received approximately $100,000,000 in proceeds from BofA, which amounts AMG used to finance a portion of the acquisition.

ITEM 9.01                                       Financial Statements and Exhibits.

(a)                                  Financial Statements of Businesses Acquired

Financial statements required to be filed by this Item will be filed with the SEC as soon as practicable, but not later than 71 calendar days after the date on which this Current Report on Form 8-K is required to be filed.

(b)                                 Pro Forma Financial Information

Financial statements required to be filed by this Item will be filed with the SEC as soon as practicable, but not later than 71 calendar days after the date on which this Current Report on Form 8-K is required to be filed.

(d)                                 Exhibits

Exhibit No.	Description
5.1	Opinion of Ropes & Gray LLP
99.1*	Press Release dated June 30, 2010

*  This exhibit shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section, nor shall it be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AFFILIATED MANAGERS GROUP, INC.

Date: June 30, 2010
	By:	/s/ John Kingston, III
		Name:	John Kingston, III
		Title:	Executive Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description
5.1	Opinion of Ropes & Gray LLP
99.1*	Press Release dated June 30, 2010

*  This exhibit shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section, nor shall it be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934.